Unaudited Consolidated Statements of Changes in Shareholders' Equity - 6 months ended Jun. 30, 2016 - USD ($) $ in Thousands	Total	Common Stock and Additional Paid-in Capital [Member]	Accumulated Deficit [Member]	Class A [Member] Common Stock and Additional Paid-in Capital [Member]	Class B [Member] Common Stock and Additional Paid-in Capital [Member]
Beginning Balance at Dec. 31, 2015	$ 877,461		$ (217,413)	$ 1,032,239	$ 62,635
Beginning Balance, shares at Dec. 31, 2015		156,031
Net income	61,466		61,466
Dividends declared	(14,058)		(14,058)
Equity-based compensation (note 11)	448			448
Equity-based compensation (note 11), shares		253
Ending Balance at Jun. 30, 2016	$ 925,317		$ (170,005)	$ 1,032,687	$ 62,635
Ending Balance , shares at Jun. 30, 2016		156,284